SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-Oct-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-39325            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-2, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-Oct-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1   178610873     1450160   967476           0   177160713  19-Oct-99
IPP-A-2    50629875      513899   274245           0    50115976  19-Oct-99
IPP-A-3     6232000           0    33757           0     6232000  19-Oct-99
IPP-A-4     6433227           0    34847           0     6433227  19-Oct-99
IIPP-A     40795719       38529   220977           0    40757190  19-Oct-99
III-A-1    73709519     1066017   429972           0    72643502  19-Oct-99
IV-A-1    108253381     1769697   586372           0   106483684  25-Oct-99
IV-A-2      1876858           0        0           0     1887024  25-Oct-99
IV-A-3     14259450           0    77239           0    14259450  25-Oct-99
IV-A-4       753016           0        0           0      757094  25-Oct-99
I-P          138524         160        NA          0      138364  19-Oct-99
A-P          312528        1216        NA          0      311312  25-Oct-99
III-X-1     6463282           NA   37702           0     6394915  19-Oct-99
III-X-2     2891058           NA   16865           0     2794822  19-Oct-99
IV-X       18948896           NA  102640           0    18501528  25-Oct-99
C-B-1       6291532        5584    34079           0     6285948  19-Oct-99
C-B-2       3146661        2793    17044           0     3143869  19-Oct-99
C-B-3       1348313        1197     7303           0     1347116  19-Oct-99
C-B-4       1198500        1064     6492           0     1197436  19-Oct-99
C-B-5        599250         532     3246           0      598718  19-Oct-99
C-B-6        898880         798     4869           0      898082  19-Oct-99
D-B-1      10335203        7392    57528           0    10327810  25-Oct-99
D-B-2       4184461        2993    23291           0     4181468  25-Oct-99
D-B-3       2337912        1672    13013           0     2336240  25-Oct-99
D-B-4       1722672        1232     9589           0     1721439  25-Oct-99
D-B-5        738288         528     4109           0      737760  25-Oct-99
D-B-6       1599627        1144     8904           0     1598483  25-Oct-99
A-R               0           0        3           0           0  25-Oct-99
TOTAL:    516406266     4866605  2971562           0   511553906

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1    982.97711     7.98089  5.32446   974.99622 19-Oct-99
IPP-A-2    978.80902     9.93503  5.30188   968.87399 19-Oct-99
IPP-A-3   1000.00000     0.00000  5.41667  1000.00000 19-Oct-99
IPP-A-4   1000.00000     0.00000  5.41667  1000.00000 19-Oct-99
IIPP-A     985.78424     0.93101  5.33966   984.85324 19-Oct-99
III-A-1    911.92981    13.18869  5.31959   898.74112 19-Oct-99
IV-A-1     844.77916    13.81022  4.57589   830.96894 25-Oct-99
IV-A-2    1032.94329     0.00000  0.00000  1038.53839 25-Oct-99
IV-A-3    1000.00000     0.00000  5.41667  1000.00000 25-Oct-99
IV-A-4    1032.94329     0.00000  0.00000  1038.53840 25-Oct-99
I-P        993.10879     1.14794       NA   991.96086 19-Oct-99
A-P        939.41957     3.65553       NA   935.76403 25-Oct-99
III-X-1    927.70866          NA  5.41163   917.89549 19-Oct-99
III-X-2    819.10133          NA  4.77809   791.83555 19-Oct-99
IV-X       847.34956          NA  4.58981   827.34434 25-Oct-99
C-B-1      994.86589     0.88291  5.38886   993.98298 19-Oct-99
C-B-2      994.86589     0.88291  5.38886   993.98298 19-Oct-99
C-B-3      994.86588     0.88291  5.38886   993.98297 19-Oct-99
C-B-4      994.86589     0.88291  5.38886   993.98298 19-Oct-99
C-B-5      994.86587     0.88290  5.38885   993.98297 19-Oct-99
C-B-6      994.86619     0.88290  5.38886   993.98329 19-Oct-99
D-B-1      995.87614     0.71232  5.54323   995.16382 25-Oct-99
D-B-2      995.87614     0.71232  5.54323   995.16382 25-Oct-99
D-B-3      995.87614     0.71232  5.54323   995.16382 25-Oct-99
D-B-4      995.87614     0.71232  5.54323   995.16382 25-Oct-99
D-B-5      995.87616     0.71231  5.54322   995.16384 25-Oct-99
D-B-6      995.87615     0.71232  5.54323   995.16383 25-Oct-99
A-R          0.00000     0.00000  2.94000     0.00000 25-Oct-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         31-Oct-99